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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 18, 1998



                          COMMISSION FILE NO.: 1-12305


                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                   04-3331237
---------------------------------------------           -------------------
(State or other Jurisdiction of Incorporation           (IRS Employer or
organization)                                           Identification No.)


ONE FIRSTFED PARK, Swansea, Massachusetts                    02777
------------------------------------------                ------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code        (508) 679-8181
                                                          --------------



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ITEM 5.  OTHER EVENTS.
         -------------


1. On June 18, 1998, FIRSTFED AMERICA BANCORP, INC. (the "Company") announced that its Board of Directors has declared a first-quarter cash dividend of $0.05 per share. The dividend is to be paid to shareholders of record as of July 1, 1998. It will be paid on July 15, 1998.




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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      By: /s/ Robert F. Stoico
                                          --------------------------------------
                                          Robert F. Stoico
                                          President, Chief Executive Officer and
                                          Chairman of the Board



Dated: June 25, 1998




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                                LIST OF EXHIBITS


Exhibit 99.                     Press Release